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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

Merrimack Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35409 (Commission File Number)	04-3210530 (IRS Employer Identification No.)

One Kendall Square, Suite B7201, Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        This Current Report on Form 8-K is being filed by Merrimack Pharmaceuticals, Inc. (the "Company") for purposes of re-filing its audited consolidated financial statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009. Such audited consolidated financial statements are consistent with the audited consolidated financial statements filed with the Company's Annual Report on Form 10-K on March 30, 2012, except that (i) the report of PricewaterhouseCoopers LLP accompanying such audited consolidated financial statements has been reissued to reflect that, as a result of the completion of the Company's initial public offering in April 2012, there is no longer substantial doubt regarding the Company's ability to continue as a going concern through December 31, 2012 and (ii) the notes to the audited consolidated financial statements have been updated to reflect the completion of the Company's initial public offering in April 2012.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

99.1	Audited Consolidated Financial Statements of Merrimack Pharmaceuticals, Inc. as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.
Date: April 27, 2012	By:	/s/ WILLIAM A. SULLIVAN William A. Sullivan Chief Financial Officer and Treasurer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of Merrimack Pharmaceuticals, Inc. as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

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EXPLANATORY NOTE
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX